SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     November 16, 2001
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


      Delaware                           1-10857                 95-4032739
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)


90 Park Avenue, New York, New York                                10016
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code            (212) 661-1300


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events.

         On November 16, 2001, The Warnaco Group, Inc. (the "Company") issued a press release announcing that Antonio C. Alvarez, Jr. has been named Chief Executive Officer and Stuart D. Buchalter has been elected Chairman of the Company's Board of Directors effective immediately. Mr. Alvarez succeeds Linda
J. Wachner, Chief Executive Officer since 1987 and Chairman of the Company since 1991, who is leaving the Company to move toward new business ventures.

         The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated by reference in this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)     Exhibits.

         99.1     Press Release, dated November 16, 2001



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WARNACO GROUP, INC.


Dated:   November 16, 2001              By: /s/ Stanley P. Silverstein
                                           -----------------------------------
                                        Name:  Stanley P. Silverstein
                                        Title: Vice President, General Counsel
                                               and Secretary







                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated November 16, 2001